Exhibit 10.1

FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

FOURTH AMENDMENT, dated as of April 4, 2013 (this “Agreement”), to the Amended and Restated Credit Agreement, dated as of September 1, 2011 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”), among COLONY FINANCIAL, INC., a Maryland corporation (the “REIT”), CFI MEZZ FUNDING, LLC, a Delaware limited liability company (“CFI Mezz Funding”), CFI RE HOLDCO, LLC, a Delaware limited liability company (“CFI RE Holdco”), COLFIN ESH FUNDING, LLC, a Delaware limited liability company (“ColFin ESH Funding”), COLFIN 2100 FUNDING, LLC, a Delaware limited liability company (“ColFin 2100”), CFI CORAMERICA 2100 FUNDING, LLC, a Delaware limited liability company (“CorAmerica 2100”), CFI RE MASTERCO, LLC, a Delaware limited liability company (“CFI RE Masterco”; and together with the REIT, CFI Mezz Funding, CFI RE Holdco, ColFin ESH Funding, ColFin 2100, CorAmerica 2100 and any Operating Partnership (as defined in the Credit Agreement) that is formed after the Restatement Effective Date and becomes a co-borrower thereunder in accordance with Section 6.12(c), each a “Borrower” and collectively, the “Borrowers”), the lenders from time to time party thereto (the “Lenders”), and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, together with any successor administrative agent, the “Administrative Agent”) Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement.

WHEREAS, the Borrowers have requested that the Lenders amend certain provisions of the Credit Agreement;

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Amendments to Credit Agreement. Subject to all of the terms and conditions set forth herein, Section 7.03 of the Credit Agreement is hereby amended by adding a new clause (e) thereto which reads as follows:

(e) up to $287,500,000 of unsecured Indebtedness evidenced by convertible senior notes of the REIT due 2023 to be issued on or about April 15, 2013;

SECTION 2. Conditions Precedent.

This Agreement shall become effective upon receipt by the Administrative Agent of executed counterparts of this Agreement duly executed by each of the Loan Parties, the Administrative Agent and the Required Lenders.

SECTION 3. Representations and Warranties. After giving effect to this Agreement, the Loan Parties, jointly and severally, reaffirm and restate the representations and warranties set forth in the Credit Agreement and in the other Loan Documents and all such representations and warranties shall be true and correct on the date hereof with the same force and effect as if made on such date (except (i) to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date and (ii) any representation or warranty that is already by its terms qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct in all respects as of such date after giving effect to such qualification). Each of the Loan Parties represents and warrants (which representations and warranties shall survive the execution and delivery hereof) to the Administrative Agent and the Lenders that:

(a) it has the power and authority to execute, deliver and carry out the terms and provisions of this Agreement and the transactions contemplated hereby and has taken or caused to be taken all necessary action to authorize the execution, delivery and performance of this Agreement and the transactions contemplated hereby;

(b) no consent of any Person (including, without limitation, any of its equity holders or creditors), and no action of, or filing with, any governmental or public body or authority is required to authorize, or is otherwise required in connection with, the execution, delivery and performance of this Agreement;

(c) this Agreement has been duly executed and delivered on its behalf by a duly authorized officer, and constitutes its legal, valid and binding obligation enforceable in accordance with its terms, subject to bankruptcy, reorganization, insolvency, moratorium and other similar laws affecting the enforcement of creditors’ rights generally and the exercise of judicial discretion in accordance with general principles of equity;

(d) no Default or Event of Default has occurred and is continuing; and

(e) the execution, delivery and performance of this Agreement will not violate any law, statute or regulation, or any order or decree of any court or governmental instrumentality, or conflict with, or result in the breach of, or constitute a default under, any contractual obligation of any Loan Party or any of its Subsidiaries.

SECTION 4. Affirmation of Guarantors. Each Guarantor hereby approves and consents to this Agreement and the transactions contemplated by this Agreement and agrees and affirms that its guarantee of the Obligations continues to be in full force and effect and is hereby ratified and confirmed in all respects and shall apply to (i) the Credit Agreement and (ii) all of the other Loan Documents, as such are amended, restated, supplemented or otherwise modified from time to time in accordance with their terms.

SECTION 5. Costs and Expenses. The Loan Parties acknowledge and agree that its payment obligations set forth in Section 10.04 of the Credit Agreement include the costs and expenses incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Agreement and any other documentation contemplated hereby (whether or not this Agreement becomes effective or the transactions contemplated hereby are consummated and whether or not a Default or Event of Default has occurred or is continuing), including, but not limited to, the reasonable fees and disbursements of Kaye Scholer LLP, counsel to the Administrative Agent.

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SECTION 6. Ratification.

(a) Except as herein agreed, the Credit Agreement and the other Loan Documents remain in full force and effect and are hereby ratified and affirmed by the Loan Parties. Each of the Loan Parties hereby (i) confirms and agrees that the Borrowers are truly and justly indebted to the Administrative Agent and the Lenders in the aggregate amount of the Obligations without defense, counterclaim or offset of any kind whatsoever, and (ii) reaffirms and admits the validity and enforceability of the Credit Agreement and the other Loan Documents.

(b) This Agreement shall be limited precisely as written and, except as expressly provided herein, shall not be deemed (i) to be a consent granted pursuant to, or a waiver, modification or forbearance of, any term or condition of the Credit Agreement or any of the instruments or agreements referred to therein or a waiver of any Default or Event of Default under the Credit Agreement, whether or not known to the Administrative Agent or any of the Lenders, or (ii) to prejudice any right or remedy which the Administrative Agent or any of the Lenders may now have or have in the future against any Person under or in connection with the Credit Agreement, any of the instruments or agreements referred to therein or any of the transactions contemplated thereby.

SECTION 7. Waivers; Amendments. Neither this Agreement, nor any provision hereof, may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Administrative Agent and the Required Lenders.

SECTION 8. References. All references to the “Credit Agreement”, “thereunder”, “thereof” or words of like import in the Credit Agreement or any other Loan Document and the other documents and instruments delivered pursuant to or in connection therewith shall mean and be a reference to the Credit Agreement as modified hereby and as each may in the future be amended, restated, supplemented or modified from time to time.

SECTION 9. Counterparts. This Agreement may be executed by the parties hereto individually or in combination, in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page by telecopier or electronic mail (in a .pdf format) shall be effective as delivery of a manually executed counterpart.

SECTION 10. Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

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SECTION 11. Severability. If any provision of this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or enforceability without in any manner affecting the validity or enforceability of such provision in any other jurisdiction or the remaining provisions of this Agreement in any jurisdiction.

SECTION 12. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 13. Loan Document. The Loan Parties acknowledge and agree that this Agreement constitutes a Loan Document and that the failure of any of the Loan Parties to comply with the provisions of this Agreement shall constitute an Event of Default.

SECTION 14. Headings. Section headings in this Agreement are included for convenience of reference only and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

[The remainder of this page left blank intentionally]

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IN WITNESS WHEREOF, the Loan Parties, the Administrative Agent and the Required Lenders have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

BORROWERS:

COLONY FINANCIAL, INC., a Maryland corporation

By:	/s/ Ronald M. Sanders
Name: Ronald M. Sanders
Title: Vice President

CFI RE MASTERCO, LLC, a Delaware limited liability company

By: Colony Financial, Inc., its managing member

By:	/s/ Ronald M. Sanders
Name: Ronald M. Sanders
Title: Vice President

CFI RE HOLDCO, LLC, a Delaware limited liability company

By: CFI RE Masterco, LLC, its managing member

By: Colony Financial, Inc., its managing member

By:	/s/ Ronald M. Sanders
Name: Ronald M. Sanders
Title: Vice President

CFI MEZZ FUNDING, LLC, a Delaware limited liability company

By: Colony Financial, Inc., its managing member

By:	/s/ Ronald M. Sanders
Name: Ronald M. Sanders
Title: Vice President

[Signature page to Fourth Amendment to Colony Financial, Inc. Amended and Restated Credit Agreement]

COLFIN ESH FUNDING, LLC, a Delaware limited liability company

By: Colony Financial, Inc., its managing member

By:	/s/ Ronald M. Sanders
Name: Ronald M. Sanders
Title: Vice President

COLFIN 2100 FUNDING, LLC, a Delaware limited liability company

By: CFI RE Holdco, LLC, its managing member

By: CFI RE Masterco, LLC, its managing member

By: Colony Financial, Inc., its managing member

By:	/s/ Ronald M. Sanders
Name: Ronald M. Sanders
Title: Vice President

CFI CORAMERICA 2100 FUNDING, LLC, a Delaware limited liability company

By:	/s/ Ronald M. Sanders
Name: Ronald M. Sanders
Title: Vice President

[Signature page to Fourth Amendment to Colony Financial, Inc. Amended and Restated Credit Agreement]

GUARANTORS:

COLONY FINANCIAL HOLDCO, LLC, a Delaware limited liability company

By: Colony Financial, Inc., its managing member

By:	/s/ Ronald M. Sanders
Name: Ronald M. Sanders
Title: Vice President

COLONY FINANCIAL TRS, LLC, a Delaware limited liability company

By: Colony Financial, Inc., its managing member

By:	/s/ Ronald M. Sanders
Name: Ronald M. Sanders
Title: Vice President

CFI FRB FUNDING, LLC, a Delaware limited liability company

By: Colony Financial, Inc., its managing member

By:	/s/ Ronald M. Sanders
Name: Ronald M. Sanders
Title: Vice President

COLONY FINANCIAL AMC, LLC, a Delaware limited liability company

By: Colony Financial, Inc., its managing member

By:	/s/ Ronald M. Sanders
Name: Ronald M. Sanders
Title: Vice President

[Signature page to Fourth Amendment to Colony Financial, Inc. Amended and Restated Credit Agreement]

CFI DB HOLDING, LLC, a Delaware limited liability company

By: CFI RE Holdco, LLC, its managing member

By: CFI RE Masterco, LLC, its managing member

By: Colony Financial, Inc., its managing member

By:	/s/ Ronald M. Sanders
Name: Ronald M. Sanders
Title: Vice President

CFI MBS HOLDING, LLC, a Delaware limited liability company

By: CFI RE Holdco, LLC, its managing member

By: CFI RE Masterco, LLC, its managing member

By: Colony Financial, Inc., its managing member

By:	/s/ Ronald M. Sanders
Name: Ronald M. Sanders
Title: Vice President

COLFIN JIH FUNDING, LLC, a Delaware limited liability company

By: CFI RE Holdco, LLC, its managing member

By: CFI RE Masterco, LLC, its managing member

By: Colony Financial, Inc., its managing member

By:	/s/ Ronald M. Sanders
Name: Ronald M. Sanders
Title: Vice President

[Signature page to Fourth Amendment to Colony Financial, Inc. Amended and Restated Credit Agreement]

COLFIN 2011 ADC HOLDING, LLC, a Delaware limited liability company

By: Colony Financial, Inc., its managing member

By:	/s/ Ronald M. Sanders
Name: Ronald M. Sanders
Title: Vice President

COLONY AMC MILESTONE NORTH, LLC, a Delaware limited liability company

By: Colony Financial AMC, LLC, its managing member

By: Colony Financial, Inc., its managing member

By:	/s/ Ronald M. Sanders
Name: Ronald M. Sanders
Title: Vice President

CFI 2011 CRE HOLDCO, LLC, a Delaware limited liability company

By: CFI RE Holdco, LLC, its managing member

By: CFI RE Masterco, LLC, its managing member

By: Colony Financial, Inc., its managing member

By:	/s/ Ronald M. Sanders
Name: Ronald M. Sanders
Title: Vice President

[Signature page to Fourth Amendment to Colony Financial, Inc. Amended and Restated Credit Agreement]

CFI GNE LOAN FUNDING, LLC, a Delaware limited liability company

By: CFI RE Holdco, LLC, its managing member

By: CFI RE Masterco, LLC, its managing member

By: Colony Financial, Inc., its managing member

By:	/s/ Ronald M. Sanders
Name: Ronald M. Sanders
Title: Vice President

CFI GNE WARRANT INVESTOR, LLC, a Delaware limited liability company

By: CFI RE Holdco, LLC, its managing member

By: CFI RE Masterco, LLC, its managing member

By: Colony Financial, Inc., its managing member

By:	/s/ Ronald M. Sanders
Name: Ronald M. Sanders
Title: Vice President

CFI INLAND INVESTOR, LLC, a Delaware limited liability company

By: CFI RE Holdco, LLC, its managing member

By: CFI RE Masterco, LLC, its managing member

By: Colony Financial, Inc., its managing member

By:	/s/ Ronald M. Sanders
Name: Ronald M. Sanders
Title: Vice President

[Signature page to Fourth Amendment to Colony Financial, Inc. Amended and Restated Credit Agreement]

CFI MILESTONE NORTH HOLDCO, LLC, a Delaware limited liability company

By: CFI RE Holdco, LLC, its managing member

By: CFI RE Masterco, LLC, its managing member

By: Colony Financial, Inc., its managing member

By:	/s/ Ronald M. Sanders
Name: Ronald M. Sanders
Title: Vice President

COLONY AMC MILESTONE WEST, LLC, a Delaware limited liability company

By: Colony Financial AMC, LLC, its managing member

By: Colony Financial, Inc., its managing member

By:	/s/ Ronald M. Sanders
Name: Ronald M. Sanders
Title: Vice President

CFI HUNT TRS INVESTOR, LLC, a Delaware limited liability company

By: CFI RE Holdco, LLC, its managing member

By: CFI RE Masterco, LLC, its managing member

By: Colony Financial, Inc., its managing member

By:	/s/ Ronald M. Sanders
Name: Ronald M. Sanders
Title: Vice President

[Signature page to Fourth Amendment to Colony Financial, Inc. Amended and Restated Credit Agreement]

CFI RS HOLDING, LLC, a Delaware limited liability company

By:	/s/ Ronald M. Sanders
Name: Ronald M. Sanders
Title: Vice President

CFI CENTCO FUNDING, LLC, a Delaware limited liability company

By: CFI RE Masterco, LLC, its managing member

By: Colony Financial, Inc., its managing member

By:	/s/ Ronald M. Sanders
Name: Ronald M. Sanders
Title: Vice President

CFI BULLS TRS INVESTOR, LLC, a Delaware limited liability company

By: CFI RE Masterco, LLC, its managing member

By: Colony Financial, Inc., its managing member

By:	/s/ Ronald M. Sanders
Name: Ronald M. Sanders
Title: Vice President

[Signature page to Fourth Amendment to Colony Financial, Inc. Amended and Restated Credit Agreement]

CFI EXR LOAN FUNDING, LLC, a Delaware limited liability company

By: CFI RE Holdco, LLC, its managing member

By: CFI RE Masterco, LLC, its managing member

By: Colony Financial, Inc., its managing member

By:	/s/ Ronald M. Sanders
Name: Ronald M. Sanders
Title: Vice President

CFI BOW TRS INVESTOR, LLC, a Delaware limited liability company

By: CFI RE Masterco, LLC, its managing member

By: Colony Financial, Inc., its managing member

By:	/s/ Ronald M. Sanders
Name: Ronald M. Sanders
Title: Vice President

CFI 2011-2 CRE HOLDCO, LLC, a Delaware limited liability company

By: CFI RE Holdco, LLC, its managing member

By: CFI RE Masterco, LLC, its managing member

By: Colony Financial, Inc., its managing member

By:	/s/ Ronald M. Sanders
Name: Ronald M. Sanders
Title: Vice President

[Signature page to Fourth Amendment to Colony Financial, Inc. Amended and Restated Credit Agreement]

CFI BMO II TRS INVESTOR, LLC, a Delaware limited liability company

By: CFI RE Masterco, LLC, its managing member

By: Colony Financial, Inc., its managing member

By:	/s/ Ronald M. Sanders
Name: Ronald M. Sanders
Title: Vice President

CFI FCDC HOLDCO, LLC, a Delaware limited liability company

By: CFI RE Holdco, LLC, its managing member

By: CFI RE Masterco, LLC, its managing member

By: Colony Financial, Inc., its managing member

By:	/s/ Ronald M. Sanders
Name: Ronald M. Sanders
Title: Vice President

CFI JIH TRS, LLC, a Delaware limited liability company

By: Colony Financial, Inc., its managing member

By:	/s/ Ronald M. Sanders
Name: Ronald M. Sanders
Title: Vice President

[Signature page to Fourth Amendment to Colony Financial, Inc. Amended and Restated Credit Agreement]

CFI 2012 CRE ADC HOLDCO, LLC, a Delaware limited liability company

By: CFI RE Holdco, LLC, its managing member

By: CFI RE Masterco, LLC, its managing member

By: Colony Financial, Inc., its managing member

By:	/s/ Ronald M. Sanders
Name: Ronald M. Sanders
Title: Vice President

CFI TRS, LLC, a Delaware limited liability company

By: Colony Financial, Inc., its managing member

By:	/s/ Ronald M. Sanders
Name: Ronald M. Sanders
Title: Vice President

CFI HEARTHSTONE INVESTOR, LLC, a Delaware limited liability company

By: CFI RE Holdco, LLC, its managing member

By: CFI RE Masterco, LLC, its managing member

By: Colony Financial, Inc., its managing member

By:	/s/ Ronald M. Sanders
Name: Ronald M. Sanders
Title: Vice President

[Signature page to Fourth Amendment to Colony Financial, Inc. Amended and Restated Credit Agreement]

CFI CSFR INVESTOR, LLC, a Delaware limited liability company

By: CFI RE Masterco, LLC, its managing member

By: Colony Financial, Inc., its managing member

By:	/s/ Ronald M. Sanders
Name: Ronald M. Sanders
Title: Vice President

[Signature page to Fourth Amendment to Colony Financial, Inc. Amended and Restated Credit Agreement]

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ James P. Johnson
Name: James P. Johnson
Title: Senior Vice President

[Signature page to Fourth Amendment to Colony Financial, Inc. Amended and Restated Credit Agreement]

BANK OF AMERICA, N.A., as a Lender

By:	/s/ James P. Johnson
Name: James P. Johnson
Title: Senior Vice President

[Signature page to Fourth Amendment to Colony Financial, Inc. Amended and Restated Credit Agreement]

JPMORGAN CHASE BANK, N.A., as a lender

By:	/s/ Matthew Griffith
Name: Matthew Griffith
Title: Executive director

[Signature page to Fourth Amendment to Colony Financial, Inc. Amended and Restated Credit Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By:	/s/ Bill O’Daly
Name: Bill O’Daly
Title: Director

By:	/s/ Michael D’Onofrio
Name: Michael D’Onofrio
Title: Associate

[Signature page to Fourth Amendment to Colony Financial, Inc. Amended and Restated Credit Agreement]

ONEWEST BANK, FSB, as a Lender

By:	/s/ Scott Shepherd
Name: Scott Shepherd
Title: EVP

[Signature page to Fourth Amendment to Colony Financial, Inc. Amended and Restated Credit Agreement]